Pricing Supplement No. 5                      Rule 424(b)(2)

Dated:  October 1, 1998                    Registration No. 333-01737

(To Prospectus dated April 24, 1996, and Prospectus Supplement dated
July 2, 1996)

                                 NORWEST CORPORATION

                              Medium-Term Notes, Series J

                                  Fixed Rate Notes

                             Interest payable at Maturity

 Aggregate
 Principal       Proceeds     Date of  Maturity   Interest
  Amount        to Company     Issue     Date       Rate          Agent
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$250,000,000   $249,881,732  10/06/98  10/06/99    4.90%    Salomon Smith
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Other Terms:  CUSIP #66938FJX3
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